THE SWISS HELVETIA FUND, INC.

April 25, 2018

For the three-month period ended March 31, 2018, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -3.90% in US dollars (“USD”). For the same period, the Fund’s share price performance decreased -4.00% in USD, as the discount at which the Fund traded its shares marginally widened. This compares with a decrease of -3.59% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review

The global macroeconomic environment began 2018 on a positive footing. The International Monetary Fund (“IMF”) revised its world growth forecast for 2018 and 2019 upwards from 3.7% to 3.9% for both years. In addition, US tax reform provided a temporarily lift to US growth and generated favorable spill-over effects for US trading partners. Towards the end of the reporting period, however, concerns arose that US import tariffs would trigger retaliation, thereby impeding global trade and world economic growth. Inflation expectations gradually picked up, and wage pressure intensified as the US economy remained close to full employment. As a consequence, more interest rate hikes are now expected for the US. Meanwhile, in Europe, the IMF lifted its forecast for Euro-area economies, which could lead to an earlier than expected end to quantitative easing and low interest rates. As we move into the second quarter of 2018, while the economic environment remains strong, expectations may have gotten a bit ahead of themselves; the economic surprise indices in the US and in Europe both peaked in late 2017.

Market environment during the period under review

Similar to the global macroeconomic environment, equity markets performed well at the beginning of the year. In the US, the S&P 500 Index returned 5.7% in USD. This return was driven by the strong performance of the Technology sector, as illustrated by the 8.7% gain in the Nasdaq Index. At the start of February, however, stocks quickly reversed their path and eventually ended the quarter in negative territory: in the first three months of the year, the S&P 500, MSCI Europe and the SPI lost -0.76%, -1.74% and -3.59%, respectively. While the correction arose suddenly, there were several indications of the impending shift. For example, inflation expectations and long-term interest rates had begun to rise at the end of 2017, and both the Fed and the ECB signalled plans to reverse monetary policy and quantitative easing. In addition, as noted above, economic surprise indices on both sides of the Atlantic peaked in December, and the threat of trade wars had re-emerged as a front-page topic in Q1 2018. Indeed, a few days before the correction, the volatility

THE SWISS HELVETIA FUND, INC.

index VIX, which had marked a new historical low in late 2017, started to increase.

In light of this background, it was a surprise that the SPI fared worse than the S&P 500 and the MSCI Europe indices, as the large weight of defensive stocks and sectors typically make the SPI more resilient when there is a stock market correction. However, Roche and Nestlé, two index heavyweights, suffered from the start of the year for stock-specific reasons. Shares of Roche fell after Merck released very positive data on Keytruda, its lead candidate drug for immune-oncology, as it now seems more likely that Merck will win the race to market. Furthermore, at year-end, concerns re-emerged that Roche’s best-selling drugs might get stiffer competition from so-called bio-similars. Nestlé also disappointed with a very weak sales growth in the final quarter of 2017 and with a lacklustre outlook for 2018. Driven by those two heavyweights, the SPI fell more than the Swiss Small & Mid Cap Index, which declined by -1.14%. This represents another surprise, particularly because small and mid caps stocks, which are seen as more volatile and riskier than large cap stocks, not only outperformed during the January rise, but also fell less over the February and March periods.

THE SWISS HELVETIA FUND, INC.

Source: Schroders, Bloomberg, as of March 31, 2018. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

In comparing the Fund’s NAV return of -3.90% to the Index’s return of -3.59% in USD, there was a positive relative performance impact from some of the Fund’s larger overweight positions, such as Swatch, Implenia, Logitech, Valiant,

Sonova, Tecan and Lindt & Sprüngli. Being underweight in ABB, Nestlé, Lonza and Roche also had a positive impact on relative performance. Conversely, negative contributions to relative performance came from overweight positions such as Aryzta, VZ Holding, Belimo and Forbo. With

THE SWISS HELVETIA FUND, INC.

Zurich, Swiss Re, Partners Group, Vifor and ams, the Fund also had negative contributions to relative performance from stocks either not held or held at an underweight by the Fund. Taken together, the portfolio holdings on aggregate delivered a marginally positive contribution to relative performance (including a modestly positive return from cash and the private equity holdings), but this positive contribution was slightly more than offset by costs and other factors.

Portfolio changes

In total, there were 10 purchases and 11 sales of listed equities on a net basis during the first quarter of 2018. As of March 31, 2018, there are 42 listed companies held by the Fund and six direct private equity investments, including one participation in a private equity limited partnership.

New Investments by the Fund

ABB

Geberit

Givaudan

Sensirion

Swatch (Bearer)

Zurich

Additions to Existing Investments

Aryzta

Baloise

Logitech

Swiss Life

Positions Entirely Disposed of

Helvetia

Zur Rose

Reductions in Existing Investments

Autoneum

Belimo

Burckhardt Compression

Galenica

Landis + Gyr

Lindt & Sprüngli (Reg.)

Nestlé

Sunrise

VAT Group

The Fund established new positions in ABB, Geberit, Givaudan, Swatch (Bearer) and Zurich. In addition, the Fund participated in the initial public offering of Sensirion.

We bought an initial position in ABB, as we believed the valuation of the company, following its recent share price correction, no longer warranted a zero weight. However, we remain underweight in ABB.

Geberit and Givaudan are two ‘quality’ companies with leading market share and

THE SWISS HELVETIA FUND, INC.

best-in-class margins where we believe recent share price declines offered attractive entry points.

Sensirion is a leading developer and producer of environmental and gas flow sensors whose products offer superior accuracy and miniaturization features. We believe that the company is well positioned to take advantage of mega trends such as digitization and industry 4.0, and should be able to grow substantially in the coming years.

Swatch manufactures some of the world’s most reputed luxury watches. We were already overweight in the stock through its registered shares, but added to that overweight through bearer shares, as liquidity appeared more attractive. The company currently benefits from continuing positive news flow, as evidence of recovery in key end markets keeps mounting.

Zurich is a well-established Swiss insurance player. Under CEO Mario Greco, we believe the company is on track to deliver on its strategy and will generate above average earnings. Therefore, we switched our position in Helvetia, another Swiss insurer, into Zurich, as we see more cost discipline in the latter.

In the case of Zur Rose, we saw competitive pressure rising with potential new entrants and the regulatory environment worsening.

We bought a position in Aryzta in 2017 following an announcement that the company’s executive management would be stepping down. At that time, it was also announced that the company would review its holding in Piccard and start focusing on cash flows, which were initiatives we welcomed. Nevertheless, the company issued a profit warning in January 2018, and the share price fell some 43% (in USD) over the quarter. We continue to believe that the company is diligently working through its problems after ousting former management. As a result, we increased our position after the recent share price correction since we believe the investment case is still valid.

In line with our investment philosophy as active managers, we used the heightened volatility and market downturn in February to both increase positions in stocks that we felt corrected too strongly and reduce positions in stocks where the investment case had worsened.

Outlook and Investment View

After strong returns paired with historically low volatility in 2017, volatility picked up in the first quarter of 2018 and equity markets have corrected. We started the year with a positive outlook for economic growth but also highlighted that sentiment indicators were very bullish, which called for caution. While we believe economic prospects are still sound, as evidenced by our upgraded global growth estimates for 2018 and 2019, sentiment

THE SWISS HELVETIA FUND, INC.

has become more cautious. This has been driven by several developments, such as the imposition of tariffs, greater geopolitical tension and political blockage in important European countries. For example, in Germany, the continuation of the grand coalition will most likely result in political stand-still. In the UK, there are still too many open questions regarding Brexit. In Italy, we expect an unstable government, and necessary reforms are unlikely to happen. And in France, our view is that there is a good chance that Macron, now entering his second year, will be challenged by labor disputes in the public transport sector.

Factoring out external risks, our view is that the global economy has now reached the expansion phase and is no longer in the recovery phase. While for some countries, such as the US, this occurred earlier, in Europe this transition happened more recently in 2017. If estimates hold true, our upgrade of global growth from 3.2% to 3.5% would make 2018 the strongest year since 2011. During an expansion phase firms typically start to experience shortages in spare capacity, leading to inflation of input prices and wages, which in turn drives demand higher. As a result of rising inflation, central banks often tighten monetary policy. Bond yields commonly tend to rise as investors demand additional compensation not only for rising inflation, but also the higher potential returns on equities, driven by stronger economic growth. Corporate earnings should also develop positively in an environment of economic growth. One could even argue that earnings have the potential to exceed current expectations as operating margins are supported by generally high cost discipline.

In Switzerland, the outlook for economic growth has further improved. The Swiss State Secretariat for Economic Affairs increased its growth outlook for 2018 from 2.3% to 2.4%. Swiss companies generally benefit from a sound economic environment and ongoing productivity gains. In 2018, a weaker Swiss franc compared with its trade weighted currency basket should provide additional support for earnings.

In summary, we believe that the fundamental background for equity markets remains positive with global growth driven by all regions, earnings growth and cost discipline. However, risks (inflation, higher bond yields, external events) have become more visible. As a consequence, we expect higher volatility to persist in the quarters to come. In our opinion, such an environment offers good investment opportunities for active managers, and we intend to stick to our investment philosophy by increasing the Fund’s holdings in quality stocks with attractive valuations while taking profits in stocks that are either too expensive or where quality has deteriorated.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 97.77%

Automobiles & Components — 0.42%

5,350	Autoneum Holding AG	$1,452,590	0.42%
Supplies automotive components. The company offers solutions for noise reduction and heat management to increase vehicle comfort, supplies its products to major automotive original equipment manufacturers worldwide.
	(Cost $1,357,254)

		1,452,590	0.42%

Banks — 10.97%

70,100	Cembra Money Bank AG1	6,207,686	1.81%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards and savings and insurance services. (Cost $4,209,722)

451,317	Credit Suisse Group AG1	7,536,089	2.20%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,489,158)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

75,700	Julius Baer Group Ltd.[1]	$4,643,503	1.35%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $3,314,420)

871,000	UBS Group AG1	15,276,154	4.45%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $12,491,513)

33,749	Valiant Holding AG	3,989,543	1.16%
Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management.
	(Cost $3,430,305)

		37,652,975	10.97%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — 1.82%

116,450	Kuros Biosciences AG1	$1,349,828	0.39%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,156,053)

5,000	Lonza Group AG1	1,175,856	0.34%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $325,198)

6,191	NovImmune SA1,2,3	3,723,910	1.09%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $3,613,416)

		6,249,594	1.82%

No. of Shares	Security	Fair Value	Percent of Net Assets

Chemicals — 0.89%

1,350	Givaudan SA	3,067,669	0.89%
Manufactures and markets fragrances and flavors from natural and synthetic ingredients. The company sells its products to manufacturers of perfumes, beverages, prepared foods, and consumer goods. The company operates worldwide.
	(Cost $3,088,264)

		3,067,669	0.89%

Construction & Materials — 5.87%

2,000	Belimo Holding AG	8,072,264	2.35%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $3,449,427)

2,319	Forbo Holding AG	3,242,628	0.95%
	Produces floor coverings, adhesives and belts for conveying and power transmission. (Cost $2,774,732)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Construction & Materials — (continued)

6,950	Geberit AG	$3,065,664	0.89%
Manufactures and supplies water supply pipes and fittings, installation, drainage and flushing systems such as visible cisterns other sanitary systems for the commercial and residential construction markets. The company sells its products in Germany, Italy, Switzerland, Austria, the Netherlands, France, and Belgium.
	(Cost $3,115,357)

73,000	Implenia AG1	5,774,593	1.68%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $4,024,801)

		20,155,149	5.87%

No. of Shares	Security	Fair Value	Percent of Net Assets

Electric Utilities — 0.45%

23,170	BKW AG	$1,538,860	0.45%
Provides energy supply services. The company focuses on the production, transportation, trading and sale of energy. In addition to energy supply, the company also develops, implements and operates energy solutions for its clients.
	(Cost $1,379,006)

		1,538,860	0.45%

Financial Services — 2.52%

219,254	GAM Holding AG1	3,674,840	1.07%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $3,082,403)

18,400	VZ Holding AG	4,976,608	1.45%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $3,583,348)

		8,651,448	2.52%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Food & Beverage — 17.37%

203,074	Aryzta AG1	$4,506,394	1.31%
Produces and retails specialty bakery products. The Company produces French breads, pastries, continental breads, confections, artisan breads, homestyle lunches, viennoiserie, patisserie, cookies, pizza, appetizers, and sweet baked goods.
	(Cost $6,421,694)

145	Chocoladefabriken Lindt & Spruengli AG	10,523,705	3.07%
	Major manufacturer of premium Swiss chocolates. (Cost $921,160)

564,500	Nestlé SA	44,577,579	12.99%
	One of the world’s largest food and beverage processing companies. (Cost $11,757,191)

		59,607,678	17.37%

Industrial Goods & Services — 8.42%

252,000	ABB Ltd.	5,978,947	1.74%
	Provides power and automation technologies. The company operates under segments that include power products, power systems, automation products, process automation, and robotics. (Cost $6,267,153)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

32,200	Adecco Group AG	$2,286,550	0.67%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $1,728,839)

13,000	Burckhardt Compression Holding AG	4,137,845	1.21%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases and gas transport and storage. (Cost $3,190,319)

54,006	DKSH Holding AG	4,376,426	1.28%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,470,894)

45,000	Feintool International Holding AG1	5,263,158	1.53%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,292)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Industrial Goods & Services — (continued)

26,730	Landis+Gyr Group AG1	$2,064,206	0.60%
The company, through its subsidiaries, manufactures energy management solutions, offers single and polyphase, commercial, and industrial meters. The company serves its customers worldwide.
	(Cost $2,175,846)

30,252	Sensirion Holding AG1	1,430,462	0.42%
The company, through its subsidiaries, manufactures gas and liquid flow sensors for the measurement of humidity and temperature, volatile organic compounds and carbon dioxide. The company serves automotive, industrial, medical, and consumer goods sectors worldwide.
	(Cost $1,252,016)

28,500	SFS Group AG1	3,345,238	0.97%
Provides automotive products, building and electronic components, flat roofing and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		28,882,832	8.42%

No. of Shares	Security	Fair Value	Percent of Net Assets

Insurance — 5.81%

43,800	Baloise Holding AG	$6,682,519	1.95%
Offers group and individual life, health, accident, liability property, and transportation insurance to customers in Europe. The Company also offers private banking and asset management services.
	(Cost $6,617,591)

27,700	Swiss Life Holding AG1	9,843,682	2.87%
	Provides life insurance and institutional investment management. (Cost $6,803,358)

10,435	Zurich Insurance Group AG1	3,415,130	0.99%
Provides insurance-based financial services. The company offers general and life insurance products and services for individuals, small businesses, commercial enterprises, mid-sized and large corporations, and multinational companies.
	(Cost $3,411,221)

		19,941,331	5.81%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Machinery — 0.56%

11,500	VAT Group AG1	$1,926,274	0.56%
Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.
	(Cost $535,160)

		1,926,274	0.56%

Medical Equipment — 5.40%

59,600	Sonova Holding AG	9,447,870	2.75%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $9,197,509)

3,731	Spineart SA1,2,3	1,304,330	0.38%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

36,800	Tecan Group AG	$7,770,426	2.27%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,374,433)

		18,522,626	5.40%

Personal & Household Goods — 8.02%

175,600	Cie Financiere Richemont SA	15,726,249	4.59%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $12,327,027)

4,450	Swatch Group AG - Bearer shares	1,958,260	0.57%
	(Cost $1,927,993)
117,500	Swatch Group AG - Registered shares	9,822,343	2.86%
	(Cost $10,114,585) Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques.

		27,506,852	8.02%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Pharmaceuticals — 24.21%

580,000	Novartis AG	$46,794,904	13.64%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $13,932,329)

158,500	Roche Holding AG	36,264,985	10.57%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $10,459,225)

		83,059,889	24.21%

Retail — 0.53%

34,307	Galenica AG1	1,809,214	0.53%
	Retails pharmaceutical products. The company offers health, beauty, and related products and services. It serves customers in Switzerland. (Cost $1,375,004)

		1,809,214	0.53%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 3.36%

170,000	Airopack Technology Group AG1	$1,615,497	0.47%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

271,000	Logitech International SA	9,893,651	2.89%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $3,569,776)

		11,509,148	3.36%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Telecommunications — 1.15%

47,300	Sunrise Communications Group AG1	$3,954,015	1.15%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $3,049,484)

		3,954,015	1.15%

	Total Common Stock (Cost $194,083,221)	335,488,144	97.77%

Preferred Stock — 0.09%

Biotechnology — 0.02%

8,400	Ixodes AG, Series B1,2,3,4	50,088	0.02%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

		50,088	0.02%

Industrial Goods & Services — 0.06%

500,863	SelFrag AG Class A1,2,3	193,525	0.06%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		193,525	0.06%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — 0.01%

83,611	EyeSense AG, Series A Preferred[1,2,3]	44,529	0.01%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		44,529	0.01%

	Total Preferred Stock (Cost $7,191,388)	288,142	0.09%

Limited Partnership — 0.50%

Biotechnology — 0.50%

	Aravis Biotech II, Limited Partnership[1,2,3,4]
	(Cost $2,749,044)	1,717,251	0.50%

	Total Investments* (Cost $204,023,653)	337,493,537	98.36%

	Other Assets Less Liabilities	5,635,502	1.64%

	Net Assets	$343,129,039	100.00%

Net Asset Value Per Share:
	($343,129,039 ÷ 25,313,872 shares outstanding, $0.001 par value: 50 million shares authorized)		$13.55

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2018

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $7,033,633 or 2.05% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – September 26, 2017	$2,749,044
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	3,613,416
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328

		$16,177,176

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/17	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Interest Income	Fair Value as of 03/31/18
Aravis Biotech II, Limited Partnership	$1,591,513	$—	$—	$—	$125,738	$—	$1,717,251
Ixodes AG – Preferred Shares B	68,268	—	—	—	(18,180)	—	50,088

	$1,659,781	$—	$—	$—	$107,558	$—	$1,767,339

*	Cost for Federal income tax purposes is $204,128,897 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$145,485,383
Gross Unrealized Depreciation	(12,120,743)

Net Unrealized Appreciation (Depreciation)	$133,364,640

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2018

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2018
Pharmaceuticals	24.21%
Food & Beverage	17.37%
Banks	10.97%
Industrial Goods & Services	8.48%
Personal & Household Goods	8.02%
Construction & Materials	5.87%
Insurance	5.81%
Medical Equipment	5.41%
Technology	3.36%
Financial Services	2.52%
Biotechnology	2.34%
Telecommunications	1.15%
Chemicals	0.89%
Machinery	0.56%
Retail	0.53%
Electric Utilities	0.45%
Automobiles & Components	0.42%
Other Assets Less Liabilities	1.64%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2018
Novartis AG	13.64%
Nestlé SA	12.99%
Roche Holding AG	10.57%
Cie Financiere Richemont SA	4.59%
UBS Group AG	4.45%
Chocoladefabriken Lindt & Spruengli AG	3.07%
Logitech International SA	2.89%
Swiss Life Holding AG	2.87%
Swatch Group AG – Registered Shares	2.86%
Sonova Holding AG	2.75%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $7,033,633, or 2.05% of the Fund’s net assets at March 31, 2018, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted	quoted prices in active markets for identical assets and liabilities
Level 2—other	significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—significant	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Valued at NAV**	Total
Investments in Securities*
Common Stock	$330,459,904	$—	$5,028,240	$—	$335,488,144
Preferred Stock	—	—	288,142	—	288,142
Limited Partnership	—	—	—	1,717,251	1,717,251

Total Investments in Securities	$330,459,904	$—	$5,316,382	$1,717,251	$337,493,537

*	Please see the Schedule of Investments for industry classifications.

**	As of March 31, 2018 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at March 31, 2018	Valuation Technique	Unobservable inputs	Range[1]
Biotechnology
NovImmune SA—Common Shares	$3,723,910	Discounted cash flow	Discount rate	15%
			Probability of success rate	95%
Ixodes AG—Preferred Shares	50,088	Discounted cash flow	Discount rate	19%
			Probability of success rate on research and development	10%
Industrial Goods & Services
SelFrag AG—Preferred Shares	193,525	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	44,529	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,304,330	Market approach	Recent round of financing	N/A
Total	$5,316,382

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Total
Balance as of December 31, 2017	$4,941,039	$328,792	$5,269,831
Change in Unrealized Appreciation/Depreciation (a)	87,201	(40,650)	46,551
Net Realized Gain (Loss)	—	—	—
Gross Purchases	—	—	—
Gross Sales	—	—	—
Transfer out of Level 3	—	—	—

Balance as of March 31, 2018	$5,028,240	$288,142	$5,316,382

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2018.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Capital Commitments

As of March 31, 2018, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,393,901	$84,508

*	The original capital commitment represents 3,250,000 Swiss francs. The unfunded commitment represents 80,925 Swiss francs. The Swiss franc/U.S. dollar exchange rate as of March 31, 2018 was used for conversion and equaled 0.9576 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 3—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2018.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Jay S. Calhoun[1,4]

Director

Andrew Dakos

Director

Jean E. Hoysradt[1,2]

Director

Moritz Sell[3]

Director

Mark A. Hemenetz

President

Principal Executive

Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

David J. Marshall

Treasurer

Principal Financial

Officer

Steven P. Zink

Assistant Treasurer

Reid B. Adams

Chief Legal Officer

Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Member [2] Pricing Committee Chair [3] Audit Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA United Kingdom

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Proskauer Rose LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $604.7 billion in assets under management as of December 31, 2017.

Executive Offices

The Swiss Helvetia Fund, Inc.

7 Bryant Park

New York, NY 10018-3706

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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Quarterly Report

For the Period Ended

March 31, 2018

SWZ QR 3/31/18